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                                                                  EXHIBIT 10.15


               AMENDMENT NO. 1, dated as of October 8, 1997 (the "AMENDMENT"), to the CREDIT AGREEMENT, dated as of July 23, 1997, by and among CARAUSTAR INDUSTRIES, INC., a corporation organized under the laws of North Carolina (the "Borrower"), the Lenders party to the Credit Agreement, BANKERS TRUST COMPANY, as Administrative Agent, NATIONSBANK, NA., as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, FIRST UNION NATIONAL BANK, as Managing Agent, and the Co-Agents party thereto.


                          W I T N E S S E T H :


               WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent and the Lenders have entered into a Credit Agreement, dated as of July 23, 1997 (as amended, the "Credit Agreement");

               WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

               NOW, THEREFORE, upon the terms and conditions hereinafter set forth, the parties hereto hereby agree to amend the Credit Agreement as follows:


                                   ARTICLE I

                                   AMENDMENTS

               Section 1. Amendments to Section 10.3 of the Credit Agreement.
Section 10.3 of the Credit Agreement shall be amended as follows:

               (i)   The word "and" shall be deleted from clause
         (f) thereto;

               (ii) The period at the end of clause (g) shall be deleted and the words ";and" shall be inserted in lieu thereof;

               (iii) The following clause (h) shall be inserted at the end thereof: "(h) investments (other than those described in clauses (a) -
         (g) above) in an aggregate amount not to exceed $10,000,000".




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                                   ARTICLE II

                                 MISCELLANEOUS

               Section 1. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflict of laws rules), and each of the parties hereby submits itself to the jurisdiction of the courts in the State of New York.

               Section 2. Expenses. The Borrower agrees to pay all reasonable expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment by the Administrative Agent and the Lenders, including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent and the Lenders.

               Section 3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

               Section 4. No Waiver. Except as expressly set forth in this Amendment, all terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect and shall not otherwise be deemed to be waived, modified or amended hereby.



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               IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of October 8, 1997.


                                       CARAUSTAR INDUSTRIES, INC.,
                                         as Borrower


                                       By: /s/ H. Lee Thrash III
                                          -------------------------------------
                                          Name: H. Lee Thrash III
                                          Title: V.P. & C.F.O.


                                       BANKERS TRUST COMPANY,
                                        as Administrative Agent, a
                                        Lender and Swingline Lender


                                       By: /s/ Robert R. Telesca
                                          -------------------------------------
                                          Name: Robert R. Telesca
                                          Title: Assistant Vice President


                                       NATIONSBANK, N.A.,
                                        as Syndication Agent and a Lender


                                       By: /s/ Michael Short
                                          -------------------------------------
                                          Name: Michael Short
                                          Title: Senior Vice President


                                       SUNTRUST BANK, ATLANTA,
                                        as Documentation Agent and a
                                        Lender


                                       By: /s/ Dennis H. James, Jr.
                                          -------------------------------------
                                          Name:  Dennis H. James, Jr.
                                          Title: Vice President

                                       By: /s/ Kim Willis
                                          -------------------------------------
                                          Name: Kim Willis
                                          Title: Banking Officer


                                       FIRST UNION NATIONAL BANK,
                                        as Managing Agent and a Lender


                                       By: /s/ Thomas M. Cambern
                                          -------------------------------------
                                          Name: Thomas M. Cambern
                                          Title: Vice President


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                                       THE BANK OF NEW YORK,
                                        as Co-Agent and a Lender


                                       By: /s/ David C. Siegel
                                          -------------------------------------
                                          Name: David C. Siegel
                                          Title: Vice President


                                       THE BANK OF TOKYO-MITSUBISHI,
                                        LTD., as Co-Agent and a Lender


                                       By: /s/ Brandon A. Meyerson
                                          -------------------------------------
                                          Name:  Brandon A. Meyerson
                                          Title: Assistant Vice President


                                       CREDIT LYONNAIS ATLANTA AGENCY,
                                        as Co-Agent and a Lender


                                       By: /s/ Robert Ivosevich
                                          -------------------------------------
                                          Name: Robert Ivosevich
                                          Title: Senior Vice President


                                       THE BANK OF NOVA SCOTIA,
                                        as Co-Agent and a Lender


                                       By: /s/ William E. Zarrett
                                          -------------------------------------
                                          Name: William E. Zarrett
                                          Title: Senior Relationship Manager


                                       WACHOVIA BANK,
                                        as Co-Agent and a Lender


                                       By: /s/ Tammie S. Fabbrini
                                          -------------------------------------
                                          Name: Tammie S. Fabbrini
                                          Title: VP



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                                       CHRISTIANA BANK,
                                        as a Lender


                                       By: /s/ Carl Petter Svendsen
                                          -------------------------------------
                                          Name: Carl Petter Svendsen
                                          Title: First Vice President

                                       By: /s/ Peter M. Dodge
                                          -------------------------------------
                                          Name: Peter M. Dodge
                                          Title: First Vice President


                                       MELLON BANK, N.A.,
                                        as a Lender


                                       By: /s/ Clifford A. Mull
                                          -------------------------------------
                                          Name: Clifford A. Mull
                                          Title: Assistant Vice President


                                       THE FUJI BANK, LIMITED,
                                        as a Lender


                                       By: /s/ Toshihiro Mitsui
                                          -------------------------------------
                                          Name: Toshihiro Mitsui
                                          Title: SVP & Senior Manager


                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, ATLANTA AGENCY,
                                        as a Lender


                                       By: /s/ Koichi Hasegawa
                                          -------------------------------------
                                          Name: Koichi Hasegawa
                                          Title: Senior Vice President and
                                                 Deputy General Manager


                                       THE SAKURA BANK LIMITED,
                                        as a Lender


                                       By: /s/ Masayuki Kobayashi
                                          -------------------------------------
                                          Name: Masayuki Kobayashi
                                          Title: VP & Senior Manager




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                                       THE SANWA BANK LIMITED,
                                        as a Lender


                                       By: /s/ Dennis S. Losin
                                          -------------------------------------
                                          Name: Dennis S. Losin
                                          Title: Vice President


                                       TORONTO DOMINION (TEXAS), INC.,
                                        as a Lender


                                       By: /s/ Neva Nesbitt
                                          -------------------------------------
                                          Name: Neva Nesbitt
                                          Title: Vice President

                                       FLEET BANK,
                                        as a Lender


                                       By: /s/ Elizabeth McNeilly
                                          -------------------------------------
                                          Name:  Elizabeth McNeilly
                                          Title: Vice President





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